Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Bell, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Silver Spring Networks, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 24, 2017	By:	/s/ Michael Bell
Michael Bell
President and Chief Executive Officer
(Principal Executive Officer)